Exhibit 10.5

MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 2 TO CREDIT

AGREEMENT

This MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Agreement”) dated as of October 16, 2014, (“Amendment No. 2 Effective Date”) is by and among Beckman Production Services, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (each a “Guarantor” and collectively, the “Guarantors”), Amegy Bank National Association, Comerica Bank, HSBC Bank USA, National Association, Regions Bank, and Wells Fargo Bank, National Association (each in its individual capacity as a Lender (as defined below), an “Assignor” and collectively, the “Assignors”), IBERIABANK (the “Assignee”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as issuing lender (in such capacity, the “Issuing Lender”) and as swingline lender (in such capacity, the “Swingline Lender”).

RECITALS

A. The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of May 2, 2014 (the “Credit Agreement”).

B. The Borrower has requested that (i) the Lenders increase their respective Commitments (as defined in the Credit Agreement) pursuant to Section 2.16 of the Credit Agreement to provide the Borrower with additional liquidity in anticipation of potential Permitted Acquisitions and for general corporate purposes of the Borrower, and (ii) the Lenders amend the Credit Agreement, in each case, as provided herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Master Assignment.

(a) Assignments. For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and of the Credit Agreement, as of the Amendment No. 2 Effective Date, (i) such percentage of all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any letters of credit, swingline loans and guarantees included in therein) that would result in the Assignors and the Assignee having the respective Commitments set forth on Schedule II attached hereto (after giving effect to the increase in the Commitments contemplated herein) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignors to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Agreement, without representation or warranty by the Assignors.

(b) Representations and Warranties of Assignors. Each Assignor (A) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (B) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, its Subsidiaries or Affiliates, or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, its Subsidiaries or Affiliates or any other Person of any of its obligations under any Credit Document.

(c) Representations and Warranties of Assignee. The Assignee (A) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.7 of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.7 of the Credit Agreement), (iii) from and after the Amendment No. 2 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire such Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest, and (vii) it is incorporated under the laws of the United States of America or a state thereof; and (B) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(d) Payments. From and after the Amendment No. 2 Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Amendment No. 2 Effective Date. The Assignors and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Amendment No. 2 Effective Date or with respect to the making of this assignment directly between themselves.

(e) Consents to Assignments. The Administrative Agent, the Issuing Lenders, the Swingline Lender and the Borrower each hereby consent to the assignment made under this Section 3 to the Assignee.

Section 4. Increase in Commitments. After giving effect to the assignments and assumptions made under Section 3 above, each of the Lenders and the Assignee hereby agree and acknowledge that their respective Commitments shall be the amount set forth next to their respective names under the caption “Commitments” on Schedule II attached hereto.

Section 5. Amendment to Credit Agreement.

(a) The cover page to the Credit Agreement is hereby amended by replacing the reference to “$190,000,000” contained therein with “$205,000,000”.

(b) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the defined terms “Commitment” and “Fee Letter” in their entirety with the following:

“Commitment” means, for each Lender, the obligation of each Lender to advance to the Borrower the amount set forth opposite such Lender’s name on Schedule II as its Commitment, or if such Lender has entered into any Assignment and Assumption or is an Increasing Lender or an Additional Lender, set forth for such Lender as its Commitment in the Register, as such amount may be reduced pursuant to Section 2.1(b)(i); provided that, on the Maturity Date, the Commitment for each Lender shall be zero. The aggregate Commitments on the Amendment No. 2 Effective Date is $205,000,000.

“Fee Letter” means, collectively, (i) that certain engagement letter dated as of April 7, 2014, among the Borrower and the Joint Lead Arrangers, (ii) that certain fee letter dated as of April 7, 2014 between the Borrower and Wells Fargo, (iii) that certain fee letter dated as of August 14, 2014 between the Borrower and Wells Fargo Securities, LLC and (iv) that certain fee letter dated as of September 30, 2014 between the Borrower and Wells Fargo Securities, LLC.

(c) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby further amended by adding the following new defined term to appear in alphabetical order therein:

“Amendment No. 2 Effective Date” means October 16, 2014.

(d) Section 2.16 (Increase in Commitments) of the Credit Agreement is hereby amended by replacing the lead in phrase “At any time after the Amendment No. 1 Effective Date but prior to the Business Day immediately preceding the Maturity Date….” with the phrase “At any time after the Amendment No. 2 Effective Date but prior to the Business Day immediately preceding the Maturity Date….”

(e) Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule II attached hereto.

Section 6. Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a) after giving effect hereto, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment No. 2 Effective Date, except that any representation and warranty which by its terms is made as of a specified date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b) after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(c) the execution, delivery and performance of this Agreement are within the corporate or limited liability company power and authority of such Credit Party and have been duly authorized by appropriate corporate or limited liability company action and proceedings;

(d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

(e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and

(f) Liens under the Credit Documents are valid and subsisting and secure the Credit Parties’ obligations under such Credit Documents.

Section 7. Conditions to Effectiveness. This Agreement shall become effective on the Amendment No. 2 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agent shall have received:

(i) (A) this Agreement executed by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders and (B) if requested by the Assignee, a Revolving Note executed by a duly authorized officer of the Borrower reflecting the Commitment of the Assignee set forth on Schedule II attached hereto;

(ii) a secretary’s certificate from the Borrower and each Guarantor certifying (A) updated incumbencies of authorized officers, (B) in the case of the Borrower, previously adopted resolutions authorizing this Agreement and the increase in the Commitments and (C) either updated organizational documents or a certification that the organizational documents delivered on the original closing date of the Credit Agreement, or prior to the date hereof in connection with previous supplements to the Security Agreement and the Guaranty, have not been amended and are in full force and effect;

(iii) a certificate of an authorized officer of the Borrower (A) certifying that, both before and after giving effect to the increase in the Commitments effected hereby, no Default has occurred and is continuing, (B) certifying that, after giving effect to this Agreement, all representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representation or warranty relates to an earlier date which remains true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) and (C) notwithstanding the provisions set forth in Section 2.16(b)(iii)(C) of the Credit Agreement to the contrary, calculating solely the pro forma compliance with the covenant in Section 6.16 of the Credit Agreement, using (1) EBITDA for the twelve month period ended June 30, 2014, and (2) Funded Debt as of the Amendment No. 2 Effective Date after giving effect to the increase in the Commitments effected hereby;

(iv) certificates of good standing and existence for each Credit Party, in each state in which each such Person is organized, which certificate shall be dated a date not sooner than 30 days prior to Amendment No. 2 Effective Date; and

(v) legal opinions of outside counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent.

(b) The Borrower shall have paid (i) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Amendment No. 2 Effective Date, and (ii) the fees as agreed to between the Borrower and Wells Fargo Securities, LLC under that certain Fee Letter dated September 30, 2014.

(c) No action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered in connection with this Agreement or any other Credit Document.

Section 8. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c) Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d) From and after the Amendment No. 2 Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement.

(e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 9. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or by electronic mail (including via any “.pdf” or other similar electronic means) and all such signatures shall be effective as originals.

Section 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 13. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

BECKMAN PRODUCTION SERVICES, INC.

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

GUARANTORS:

REDZONE HOLDCO, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

BECKMAN PRODUCTION SERVICES, INC.

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

NORTHERN PRODUCTION COMPANY, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

R&S WELL SERVICE, INC.

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

SJL WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

J & R WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

FIRST CALL WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

REDZONE COIL TUBING, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President

BIG LAKE SERVICES HOLDCO, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

BIG LAKE SERVICES, LLC

By:	/s/ Ryan Liles
Name:	Ryan Liles
Title:	Manager

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Kevin M. Davidson
Name:	Kevin M. Davidson
Title:	Vice President

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

AMEGY BANK NATIONAL ASSOCIATION, as an Issuing Lender and a Lender

By:	/s/ Rachel Pletcher
Name:	Rachel Pletcher
Title:	Vice President

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

COMERICA BANK, as a Lender

By:	/s/ Evan Elsea
Name:	Evan Elsea
Title:	Relationship Manager

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender

By:	/s/ Wadie Habiby
Name:	Wadie Habiby
Title:	Vice President

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

REGIONS BANK, as a Lender

By:	/s/ Stephen J. McGreedy
Name:	Stephen J. McGreedy
Title:	Managing Director

Signature Page to Master Assignment, Agreement and Amendment No. 2 to Credit Agreement

(Beckman Production Services, Inc.)

SCHEDULE II

Commitments, Contact Information

ADMINISTRATIVE AGENT/ISSUING LENDER/SWINGLINE LENDER

Wells Fargo Bank, National Association	Address:	1000 Louisiana Street 9th Floor Houston, Texas 77002
	Attn:	Philip C. Lauinger III
	Telephone:	(713) 319-1313
	Facsimile:	(713) 739-1087
	E-mail:	lauingpc@wellsfargo.com

CREDIT PARTIES

Borrower/Guarantors	Address:	Beckman Production Services, Inc. c/o SCF Partners, L.P. 600 Travis, Suite 6600 Houston, Texas 77002
	Attn:	Ryan S. Liles
	Fax:	713-227-7850

Lender	Commitment
Wells Fargo Bank, National Association	$64,264,705.88
Amegy Bank National Association	$41,911,764.71
Comerica Bank	$27,941,176.47
Regions Bank	$27,941,176.47
HSBC Bank USA, National Association	$27,941,176.47
IBERIABANK	$15,000,000.00

Total:	$205,000,000.00